Exhibit 99.1

GrabAGun Appoints W. Bryan Hill to Board of Directors

Veteran public-company executive brings extensive experience in financial leadership, capital markets and strategic growth

COPPELL, Texas, November 12, 2026 (BUSINESS WIRE) -- GrabAGun Digital Holdings Inc. (“GrabAGun” or the “Company”) (NYSE: PEW), a technology-driven commerce and platform company serving the firearms, ammunition and outdoor industry, today announced the appointment of W. Bryan Hill to its Board of Directors, effective November 9, 2026. Mr. Hill’s appointment further strengthens the Board’s public-company, financial and strategic expertise.

Mr. Hill will serve on the Audit and M&A Committees. The Board has determined that he is independent under New York Stock Exchange listing standards.

“Bryan’s public-company leadership, financial discipline and strategic experience further strengthen our Board,” said Marc Nemati, President and Chief Executive Officer of GrabAGun. “His background in scaling technology businesses, capital allocation and financial oversight will be valuable as we advance our commerce and platform strategy.”

Mr. Hill has more than three decades of finance and business leadership experience. He served as Chief Financial Officer and Treasurer of Alkami Technology, a digital banking software solutions company, from 2019 to 2025, helping prepare the company for its 2021 IPO. Previously, he held the CFO role at RealPage, a property management software company, from 2014 to 2019. His experience spans public offerings, financing transactions and mergers and acquisitions. Earlier, he held senior finance roles at DynCorp International and SourceCorp.

Mr. Hill currently serves on EquipmentShare.com Inc.’s board, chairing its Audit Committee and serving on its Compensation Committee. He holds a BBA from Texas Christian University and is a Texas CPA.

Exhibit 99.1

“GrabAGun’s technology-driven approach to commerce and platform services is compelling,” said Mr. Hill. “I look forward to working with the Board and management team to support disciplined growth and long-term shareholder value.”

About GrabAGun Digital Holdings Inc.

GrabAGun Digital Holdings Inc. (NYSE: PEW) is a technology-driven commerce, distribution, and logistics company serving the firearms, ammunition, and outdoor industry. The Company operates across three complementary capabilities: digital retail through GrabAGun.com, operated by its wholly-owned subsidiary GrabAGun LLC; wholesale distribution through its wholly-owned subsidiary Camfour LLC; and manufacturer logistics and platform services through its wholly-owned subsidiary PEW Logistics LLC. GrabAGun.com is one of the nation’s leading online firearms retailers, built on 16 years of proprietary technology spanning inventory and order management, pricing, demand forecasting, and regulatory compliance. PEW Logistics provides manufacturers with technology-enabled fulfillment, compliance, data, marketing, and direct-to-consumer capabilities. Together with Camfour, these separately operated businesses connect manufacturers, independent dealers, and consumers, with a goal of improving product access, distribution efficiency, and industry connectivity. For more information, visit investors.grabagun.com.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “PSLRA”), Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties. Any statements other than statements of historical facts contained herein are forward-looking statements. Forward-looking statements reflect our beliefs and expectations based on current assumptions, estimates and projections. While we believe these expectations, and the estimates and projections on which they are based, are reasonable and were made in good faith, these statements are subject to numerous risks and uncertainties. Forward-looking statements can also be identified by words such as “future,” “anticipates,” “forecasts,” “estimates,” “budgets,” “projects,” “strategy,” “guidance,” “outlook,” “believes,” “expects,” “intends,” “plans,” “predicts,” “potential,” “seek,” “continue,” “target,” “goal,” “will,” “would,” “should,” “could,” “can,” “may,” and similar terms, although not all forward-looking statements contain these identifying words. Forward-looking statements are not guarantees of future performance, and the Company’s actual results may differ significantly from the results discussed in the forward-looking statements. Factors that might cause such differences include, but are not limited to, those discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the U.S. Securities and Exchange Commission (“SEC”) on March 12, 2026, the Company’s Quarterly Reports on Form 10-Q, and other documents filed or to be filed by GrabAGun from time to time with the SEC, which are available on the SEC’s website at www.sec.gov. We

Exhibit 99.1

intend that all forward-looking statements be subject to the safe-harbor provisions of the PSLRA. Recipients are cautioned not to put undue reliance on forward-looking statements. The forward-looking statements included herein are only made as of the date of this press release, or if earlier, as of the date they were made, and we undertake no obligation to correct, update, or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except to the extent required under federal securities laws.

Media and Investor Contact Information:

Media Inquiries:

media@grabagun.com

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investor.relations@grabagun.com